                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 7, 2005
                                                           -------------

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
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                 (Exact name of registrant specified in Charter)


   Delaware                         333-112231                    13-3416059
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(State or other                    (Commission                  (IRS Employer
jurisdiction of                    File Number)              Identification No.)
 incorporation)


           250 Vesey Street
  4 World Financial Center 28th Floor
          New York, New York                                         10080
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(Address of principal executive offices)                            Zip Code


           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

           Filing of Legality Opinion

      Attached as Exhibit 99.1 is the opinion of Dechert LLP with respect to legality of the Specialty Underwriting and Residential Finance Trust, Series 2005-BC1, Mortgage Loan Asset-Backed Certificates.

ITEM 9.01.    Financial Statements and Exhibits.

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits:

            99.1  Legal Opinion

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                        By:    /s/ Matthew Whalen
                                               ---------------------------------
                                        Name:  Matthew Whalen
                                        Title: President

Date: March 7, 2005

                                  EXHIBIT INDEX

Exhibit No.         Description                           Page No.
-----------         -----------                           --------
(99.1)              Legal Opinion